SUPPLEMENT DATED MARCH 12, 2026 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Balanced-Risk Commodity Strategy Fund
(the “Fund”)
This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) for the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAI and retain it for future reference.
The following information replaces in its entirety the information appearing under the heading “Fees and Expenses of the Fund” in the Summary and Statutory Prospectuses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Fees and expenses of Invesco Cayman Commodity Fund III Ltd, a wholly-owned subsidiary of the Fund (Subsidiary), are included in the table.
The table and Examples below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class Y or Class R6 shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares – Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	R	Y	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None[1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	R	Y	R5	R6
Management Fees[2]	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

Distribution and/or Service (12b-1) Fees	0.25	1.00	0.50	None	None	None

Other Expenses	0.36	0.36	0.36	0.36	0.17	0.10

Acquired Fund Fees and Expenses	0.09	0.09	0.09	0.09	0.09	0.09

Total Annual Fund Operating Expenses	1.55	2.30	1.80	1.30	1.11	1.04

Fee Waiver and/or Expense Reimbursement[3]	0.06	0.06	0.06	0.06	0.06	0.06

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.49	2.24	1.74	1.24	1.05	0.98

1 A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs).”
2 Management Fees have been restated to reflect current fees.
3 Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing the Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on August 31, 2027. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y and Class R6 shares. The Example also assumes that your investment has a 5% return each year and that
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the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$693	$1,007	$1,343	$2,289

Class C	$327	$713	$1,225	$2,443

Class R	$177	$561	$969	$2,111

Class Y	$126	$406	$707	$1,562

Class R5	$107	$347	$606	$1,346

Class R6	$100	$325	$568	$1,266

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$693	$1,007	$1,343	$2,289

Class C	$227	$713	$1,225	$2,443

Class R	$177	$561	$969	$2,111

Class Y	$126	$406	$707	$1,562

Class R5	$107	$347	$606	$1,346

Class R6	$100	$325	$568	$1,266

The information appearing under the heading "Fund Management – Adviser Compensation" in the Statutory Prospectus is replaced in its entirety as set forth below:
During the fiscal year ended October 31, 2025, the Adviser received compensation of 0.78% of the Fund's average daily net assets, after fee waiver and/or expense reimbursement, if any.
Effective March 12, 2026, the Adviser receives a fee from the Fund calculated at the annual rate of 0.880% of the first $250 million, 0.850% of the next $250 million, 0.820% of the next $500 million, 0.800% of the next $1 billion and 0.780% of the amount over $2 billion of average daily net assets.
Prior to March 12, 2026, the Adviser received a fee from the Fund calculated at the annual rate of 1.050% of the first $250 million, 1.025% of the next $250 million, 1.000% of the next $500 million, 0.975% of the next $1.5 billion, 0.950% of the next $2.5 billion, 0.925% of the next $2.5 billion, 0.900% of the next $2.5 billion and 0.875% of the amount over $10 billion of average daily net assets.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement and investment sub-advisory agreements of the Fund is available on the Fund's website and in the Fund's report filed on Form N-CSR for the Fund's most recent annual or semi-annual fiscal period.
The following information replaces the information solely with respect to the Fund appearing under the heading “Investment Advisory and Other Services - Investment Adviser” in the SAI:
Fund Name	Annual Rate/Net Assets Per Advisory Agreement*
Invesco Balanced-Risk Commodity Strategy Fund
Effective March 12, 2026
0.880% of first $250M
0.850% of next $250M
0.820% of next $500M
0.800% of next $1B
0.780% of amount over $2B

Invesco Balanced-Risk Commodity Strategy Fund
Prior to March 12, 2026
1.050% of first $250M
1.025% of next $250M
1.000% of next $500M
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Fund Name	Annual Rate/Net Assets Per Advisory Agreement*
0.975% of next $1.5B
0.950% of next $2.5B
0.925% of next $2.5B
0.900% of next $2.5B
0.875% of amount over $10B

* To the extent Invesco Balanced-Risk Commodity Strategy Fund invests its assets in Invesco Cayman Commodity Fund III Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Commodity Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Commodity Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund III Ltd.
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